UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

January 14, 2025

Date of Report (Date of earliest event reported)

CO2 ENERGY TRANSITION CORP.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-42417	87-2950691
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1334 Brittmoore Rd, Suite 190 Houston, Texas	77043
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 791-6817

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	NOEM	The Nasdaq Stock Market LLC
Warrants	NOEMW	The Nasdaq Stock Market LLC
Rights	NOEMR	The Nasdaq Stock Market LLC
Units	NOEMU	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

Separate Trading of Units, Common Stock, Warrants and Rights

On January 14, 2025, CO2 Energy Transition Corp. (the “Company”, “we” and “us”) announced that, commencing on January 16, 2025, the holders of units (“Units”) issued in the Company’s initial public offering may elect to separately trade the shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), warrants (the “Public Warrants”) and rights (“Public Rights”) included in the Units. Each Unit consists of one share of Common Stock, one Public Warrant and one Public Right. Each Public Warrant entitles the holder to receive one share of our Common Stock at an exercise price of $11.50 per share. Each holder of a Public Right will automatically receive one-eighth (1/8) of one share of Common Stock upon consummation of our initial business combination. No fractional Public Rights will be issued upon separation of the Units and only whole Public Rights will trade. The shares of Common Stock, Public Warrants and Public Rights that are separated will trade on the Nasdaq Global Market (“Nasdaq”) under the symbols “NOEM”, “NOEMW” and “NOEMR,” respectively. Those Units not separated will continue to trade on the Nasdaq under the symbol “NOEMU.” Holders of Units will need to have their brokers contact Continental Stock Transfer & Trust Company, LLC, the Company’s transfer agent, in order to separate the Units into shares of Common Stock, Public Warrants and Public Rights.

A copy of the press release issued by the Company announcing the separate trading of the securities underlying the Units is attached hereto as Exhibit 99.1, and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press Release of CO2 Energy Transition Corp. dated January 14, 2025
104	Inline XBRL for the cover page of this Current Report on Form 8-K

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 15, 2025

CO2 ENERGY TRANSITION CORP.

By:	/s/ Brady Rodgers
Name:	Brady Rodgers
Title:	President and Chief Executive Officer